Taxes on Income (Details 2) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Tax assets in respect of:
Accrued employees' and directors' compensation	$ 136	$ 31	$ 18
Research and development expenses	738	609	379
Net loss carry forward	4,744	2,743	2,242
Total deferred tax assets	5,595	3,383	2,639
Less - valuation allowance	(5,595)	(3,383)	(2,639)
Deferred tax assets